VOYAGEUR INVESTMENTS

YOUR TAX SENSITIVE INVESTMENT MANAGER


                             AGGRESSIVE GROWTH FUND

                             GROWTH AND INCOME FUND

                                GROWTH STOCK FUND

                            INTERNATIONAL EQUITY FUND



                               SEMI-ANNUAL REPORT




                             Dated October 31, 1996



Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes
(where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S.
Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment
Representative or from Voyageur, 90 South Seventh Street, Suite 4400,
Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


                                                    [Photograph of John G. Taft,
                                                    upper right hand corner,
                                                    with the following caption]

                                                         JOHN G. TAFT, PRESIDENT


LETTER FROM THE PRESIDENT




Letter from the President

Despite the long-awaited downturn, the equity market continued to climb with the S&P 500 gaining nearly 9 percent in the six months between May and October. Much of the gain and activity in the stock market was focused on the technology sector.

While we cannot predict when the stock market will have a correction, we believe it cannot continue to go up and up indefinitely without some type of temporary or focused adjustment. One of the most important actions you can take to protect your assets in uncertain markets is to diversify your portfolio. That's why, at Voyageur Investments, we remain committed to providing investors with professionally managed mutual funds that invest in a variety of equity and fixed markets.

Those investors in the Voyageur International Equity Fund will note that Voyageur International Asset Managers Ltd. is now the subadvisor of the Fund. Based in Edinburgh, Scotland -- one of the traditional centers of international money management -- Voyageur International Asset Managers can offer our shareholders more than a half a century of combined experience in managing international securities.

If at any time you have questions about your Voyageur fund investment, please contact your personal financial advisor or Voyageur Investments at 800.543.3863. Voyageur Client Service representatives are available from 7 a.m. to 6 p.m. Central Time, if you have a question or concern that cannot be addressed through the interactive voice response system.

We appreciate your continued patronage of Voyageur Investments and look forward to working with you and your financial advisor by offering outstanding service and products designed to bring you closer to your investment goals.

Sincerely,


/s/ John G. Taft
John G. Taft
President
Voyageur Aggressive Growth Fund
Voyageur Growth and Income Fund
Voyageur Growth Stock Fund
Voyageur International Equity Fund

[Page Break]

[Photograph of Tony H. Elavia,
upper left hand corner,
with the following caption.]

TONY H. ELAVIA IS THE SENIOR
EQUITY PORTFOLIO MANAGER FOR
THE VOYAGEUR AGGRESSIVE GROWTH
FUND. MR. ELAVIA HAS MANAGED
THE FUND SINCE MAY 1995, AND
HAS OVER 14 YEARS OF
INVESTMENT INDUSTRY
EXPERIENCE.

VOYAGEUR AGGRESSIVE GROWTH FUND

For the six months ended October 31, 1996, the Voyageur Aggressive Growth Fund's total return for Class A shares was 10.02 percent. This compares favorably to the S&P 500 performance of 8.97 percent for the same period.*

A key reason we were able to outperform the broader market has been the Fund's emphasis on technology, the market's best-performing sector. As of October 31,
72.9 percent of the Fund's total assets were in technology holdings. Specifically, our focus has been on telecommunications and networking equipment, software and information services three areas that have done very well for us during this period. We recently decreased our exposure to telecommunications equipment companies, however, because their price per earnings (P/E) multiples now seem too high, based on next year's forecasted earnings per share.

At the same time, we began moving back into a broad range of semiconductor companies microprocessors, large chip manufacturers and also companies that manufacture equipment used by these companies. This industry tends to be quite cyclical because demand is steady but, once production has started, it's hard to stop. So when supply swamps demand, as it did in the fall of 1995, the industry tends to fall in disfavor with the market. The dark cloud that fell over the semiconductor industry a year ago -- when we began our exodus -- has finally begun to lift. We have been taking advantage of this shift by buying semiconductor companies at what we consider very attractive P/Es.

With the market's continued upward drive, we have also captured profits in the Physician Practice Management Industry, a market segment that we had been previously emphasizing.

The process we use in making such changes is, first, to identify the industries that are expected to grow at twice the rate of the S&P 500. Then, within those industries, we look for companies whose forward-looking P/Es are lower than their long-term growth rate. While there's no guarantee that this formula will always work and that past performance does not ensure future results, historically it's been quite successful in producing better-than-average returns.

We need to emphasize, however, that this is an aggressive portfolio which may often manifest above-average volatility characteristics. In part, this is because we are typically taking large sector-based positions. Within the sectors, our emphasis remains on undervalued companies with very high growth rates. Investors who can tolerate the added volatility that such ventures entail, we believe, will be rewarded as we continue to seek new areas of investment opportunity.

[Caveat, lower left hand corner.]
*PAST PERFORMANCE IS NO GUARANTEE
OF FUTURE RESULTS. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE.

[Page Break]

VOYAGEUR GROWTH & INCOME FUND


                                                [Upper right hand corner
                                                caption as follows -- no photo.]

                                                          SEGALL, BRYANT &
                                                          HAMILL INVESTMENT
                                                          COUNSEL IS
                                                          SUB-ADVISOR TO AND
                                                          HAS DAY-TO-DAY
                                                          PORTFOLIO MANAGEMENT
                                                          RESPONSIBILITY FOR
                                                          THE VOYAGEUR GROWTH
                                                          AND INCOME FUND.
                                                          RALPH M. SEGALL IS
                                                          THE PORTFOLIO MANAGER
                                                          FOR THE VOYAGEUR
                                                          GROWTH AND INCOME
                                                          FUND.



For the six months ended October 31, 1996, the Voyageur Growth & Income Fund's total return for Class A shares was 1.33 percent. This compares to the S&P 500 performance of 8.97 percent for the same period.*

A portion of the underperformance can be attributed to the non-equity investments in the portfolio. Cautious about stock market valuations and believing interest rates would be coming down, we maintained for most of the period approximately two thirds of the Fund's assets in equities and the remainder about equally split between bonds and cash. While interest rates didn't cooperate during this period, we continue to hold the bonds in anticipation of future downward moves in rates.

A second factor in comparing performance numbers is that gains in the S&P 500 Index were rather narrowly focused, especially among large capitalization multi-national companies, such as General Electric and Microsoft (both of which are in the Fund, but not as heavily weighted).

To improve performance, we have increased the equity exposure to approximately 83 percent of the Fund's net assets. Further, we've made the decision to use the firm's all-capitalization model portfolio when selecting stocks for the Fund. This means broadening out the range of stocks for the Fund to include some high-quality, mid-cap stocks down to a market capitalization of $300 million.

As long as the stock market continues to be driven in a momentum-based manner, the Fund's results will tend to lag. The Fund is not heavily weighted in the large-cap stocks that have been driving this market because our valuation work suggests they don't have enough upside potential left. Instead, we're selecting stocks that, we believe, are attractive at current valuations.

We take a growth in income approach in stock selection for the Voyageur Growth and Income Fund. Truly neither growth or value investors, we focus on return on investment (ROI), a measure of profitability and operational efficiency. ROI is calculated by dividing total capital (common and preferred stock plus long-term debt) into earnings before interest, taxes and dividends. We believe companies with superior ROI will, over time, be able to grow both their earnings and their dividends. Examples of two companies we currently favor are Amphenol, in the connector and coaxial cable business, and OEA, an airbag manufacturer.

Anticipating a slow growth economy for the next six to 12 months, we remain cautious about the market. Any disappointment, such as slower-than-anticipated earnings, could throw the market into a decline. Therefore, we are being very sensitive to valuations and stock selection right now in the belief that such caution should result in better risk-adjusted returns over time.

[Caveat, lower right hand corner.]
*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.

[Page Break]


VOYAGEUR GROWTH STOCK FUND


[Picture of James C. King,
upper left hand corner,
with the following caption.]

JAMES C. KING IS THE SENIOR
EQUITY PORTFOLIO MANAGER FOR
THE VOYAGEUR GROWTH STOCK
FUND. MR. KING HAS MANAGED THE
FUND SINCE JANUARY 1992, AND
HAS NEARLY 30 YEARS OF
INVESTMENT INDUSTRY
EXPERIENCE.


For the six months ended October 31, 1996, the Voyageur Growth Stock Fund's total return for Class A shares was 7.27 percent. This compares to the performance of 11 percent on the Wilshire Large Cap Growth Index (the Fund's benchmark index) and 8.97 percent on the S&P 500 for the same period.*

This is a high-quality, large-capitalization growth fund. We don't change our strategy to meet whatever market environment is in existence. Instead, our goal is to provide long-term, consistent results over the business cycle. We strive to be defensive in bad market environments and do not expect to outperform the indices in more aggressive, mature markets, such as the market we are currently experiencing. Consequently, we've been underweighted in technology, the market's best-performing sector, and instead have continued to emphasize high-quality companies that, we believe, can provide long-term earnings and dividend growth.

The Fund invests in a high quality universe of A+ and A-rated companies. Only 242 companies out of approximately 7,000 publicly traded companies have this A+ or A quality rating, and we choose approximately 30 of these stocks to hold. We search for stocks at the low end of their historical valuation and hold them until they reach their highs. We typically hold positions in the Fund for approximately three to five years, resulting in a low turnover rate for the Fund.

With the market continuing to soar to new heights, we are especially sensitive about valuation levels. To attempt to avoid being caught in a market downturn, we're watching the Fund's overall price per earnings ratio a ratio that is calculated by dividing a stock's current price by its trailing 12 months' earnings per share.

It's impossible, of course, to know exactly when the current cycle will end. Our experience is that both up and down markets tend to go further and last longer than anyone anticipates. We believe we've positioned the Fund correctly to do better than the market in a correction, but we recognize corrections tend to be random and unpredictable. We firmly believe that by adhering to our philosophy and continuing to invest in high-quality companies for the long-term, we provide shareholders consistent earnings streams through many different market cycles.

[Caveat, lower left hand corner.]
*PAST PERFORMANCE IS NO GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE.

[Page Break]


VOYAGEUR INTERNATIONAL EQUITY FUND



                                                [Upper right hand corner caption
                                                as follows -- no photo.]

                                                   VOYAGEUR INTERNATIONAL ASSET
                                                   MANAGERS LTD. IS SUB-ADVISOR
                                                   TO AND HAS DAY-TO-DAY
                                                   PORTFOLIO MANAGEMENT
                                                   RESPONSIBILITY FOR THE
                                                   VOYAGEUR INTERNATIONAL EQUITY
                                                   FUND. VOYAGEUR INTERNATIONAL
                                                   ASSET MANAGERS LTD. IS AN
                                                   INTERNATIONAL MONEY MANAGER
                                                   BASED IN EDINBURGH, SCOTLAND.


For six months ended October 31, 1996, the Voyageur International Equity Fund's total return for Class A shares was -3.36 percent.* This compares to a performance of -2.27 percent for the same period on the Morgan Stanley EAFE Index (representing 18 countries in Europe, Australia, and the Far East).

We took over as subadvisor of the Fund in September, and we will be making significant changes to the Fund over the coming months. Our plan is to reduce the number of stocks and sharpen the focus of the portfolio. We have been measuring the Fund's holdings against our international equity model which we have been running successfully for a number of years with the goal of bringing the two into line with each other. The current portfolio has several areas not currently part of the model which have been beneficial to performance, especially New Zealand and Australia which will be retained for the time being. In other areas, while the weighting was generally in line in Europe, the Fund was underweighted in its Japanese exposure. Only about 26 percent of the Fund's net assets are invested in Japanese companies compared to 35 percent of the index. In addition, the Fund is somewhat overweighted in Southeast Asia and Latin America the latter region is not even included in the EAFE Index.

Why have we been taking a relatively slow approach to changing the Fund? Because of the size of the Fund, we didn't want to generate extravagant expenses and negatively impact performance by making wholesale changes in the early stages. So, as a first step, we've been following a fairly strong asset allocation management style, trying to get the Fund's weighting more in line with our model.

Recently in international markets, the relatively good performance in Europe has been counterbalanced by poor performance from Japan and, after the great boom, the emerging markets of Southeast Asia and Latin America. Going forward, we believe that Japan is the key to getting the Far Eastern component performing well during the next six months. Peripheral areas, such as Hong Kong or Thailand, could add excitement, but we believe Japan will carry it through.

Japan is particularly difficult to predict right now. All the building blocks for a strong market are in place, but there is absolutely no momentum to carry the Japanese market forward and sentiment remains very poor. Consequently, for the past 12 months, the Tokyo Nikkei 225 Average has been trading within a narrow range of 20,500 to 21,500. We're gradually increasing the Fund's Japanese holdings on the weaker days and selling Japanese stocks we don't like on the better days, replacing them with stocks we prefer. So far, that's been a fairly successful strategy.

Elsewhere, the current portfolio has a fairly sizeable position in Latin America, which we will probably reduce to compensate for a larger Japanese exposure. We're comfortable maintaining a market weight in Europe, where we anticipate steady growth with no risk of inflation across the whole continent. In Southeast Asia, we're reducing the Fund's exposure to Malaysia and Singapore, both of which seem to be well through their economic cycles, and will concentrate on the Hong Kong market where values already seem to discount the anticipated historic events due in 1997. Although recent international markets have been disappointing, we continue to believe that an exposure outside of the United States will, over time, help increase your returns and help reduce the volatility in your overall portfolio. We anticipate the European markets will continue to move ahead with faster growth and lower inflation and a recovery in Japan, then returns from international investments may turn the corner in the very near future.

[Caveat, lower right hand corner.]

*PAST PERFORMANCE IS NO GUARANTEE
OF FUTURE RESULTS. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE.

[End of Text]







                     (This page intentionally left blank.)




THE VOYAGEUR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                              OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------

                                                                                VOYAGEUR            VOYAGEUR
                                                                               AGGRESSIVE          GROWTH AND
       ASSETS                                                                  GROWTH FUND         INCOME FUND
                                                                               -----------         -----------
Investments in securities, at market value (note 1)
   (identified costs: $4,885,178, $4,338,764, $24,448,207 and
     $2,232,821, respectively).............................................   $5,423,428           $4,628,274
Cash in bank on demand deposit (including foreign currency of
   $13,084 for the International Equity Fund)..............................      432,000              145,897
Dividends and interest receivable..........................................        1,707               12,502
Receivable for investment securities sold..................................          --                   --
Receivable for Fund shares sold............................................          --                   --
Organizational costs (note 1)..............................................       12,464               24,460
                                                                              ----------           ----------
   Total assets............................................................    5,869,599            4,811,133
                                                                              ----------           ----------

       LIABILITIES
Payable for investment securities purchased................................      146,995                  --
Accrued expenses...........................................................       26,880               26,299
                                                                              ----------           ----------
   Total liabilities.......................................................      173,875               26,299
                                                                              ----------           ----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK.........................   $5,695,724           $4,784,834
                                                                              ==========           ==========

Represented by:
   Capital Stock -  $.01 par value (note 1)................................   $    3,960           $    4,200
   Additional paid-in capital..............................................    4,259,370            4,334,376
   Undistributed net investment income.....................................      (35,469)              15,219
   Accumulated net realized gain on investments and
     foreign currency transactions.........................................      929,613              141,529
   Unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies..........................      538,250              289,510
                                                                              ----------           ----------

     TOTAL NET ASSETS......................................................   $5,695,724           $4,784,834
                                                                              ==========           ==========

Net assets applicable to outstanding Class A shares........................   $5,542,635           $4,608,038
                                                                              ==========           ==========
Net assets applicable to outstanding Class B shares........................      $55,495             $176,796
                                                                                 =======             ========
Net assets applicable to outstanding Class C shares........................      $97,594                  N/A
                                                                                 =======

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of capital stock outstanding: 385,252; 404,401;
     1,252,056 and 233,006, respectively (note 4)..........................       $14.39               $11.39
                                                                                  ======               ======
   Class B - Shares of capital stock outstanding: 3,879; 15,621;
     35,088 and 2,337, respectively (note 4)...............................       $14.31               $11.32
                                                                                  ======               ======
   Class C - Shares of capital stock outstanding: 6,909; N/A;
     16,409 and 2,515, respectively (note 4)...............................       $14.13                  N/A
                                                                                  ======

See accompanying notes to financial statements.



                       [WIDE TABLE CONTINUED FROM ABOVE]


THE VOYAGEUR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                              OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------

                                                                                VOYAGEUR           VOYAGEUR
                                                                                 GROWTH          INTERNATIONAL
                                                                               STOCK FUND         EQUITY FUND
                                                                               ----------         -----------

Investments in securities, at market value (note 1)
   (identified costs: $4,885,178, $4,338,764, $24,448,207 and
     $2,232,821, respectively).............................................   $31,596,625          $2,286,146
Cash in bank on demand deposit (including foreign currency of
   $13,084 for the International Equity Fund)..............................     1,525,106              12,366
Dividends and interest receivable..........................................        45,444               6,237
Receivable for investment securities sold..................................     1,096,523             208,288
Receivable for Fund shares sold............................................        20,000                 --
Organizational costs (note 1)..............................................            --              18,334
                                                                              -----------          ----------
   Total assets............................................................    34,283,698           2,531,371
                                                                              -----------          ----------

       LIABILITIES
Payable for investment securities purchased................................     1,165,060             112,704
Accrued expenses...........................................................        52,173              27,242
                                                                              -----------          ----------
   Total liabilities.......................................................     1,217,233             139,946
                                                                              -----------          ----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK.........................   $33,066,465          $2,391,425
                                                                              ===========          ==========

Represented by:
   Capital Stock -  $.01 par value (note 1)................................   $    13,036          $    2,379
   Additional paid-in capital..............................................    23,503,775           2,283,426
   Undistributed net investment income.....................................        75,615               7,773
   Accumulated net realized gain on investments and
     foreign currency transactions.........................................     2,325,621              44,279
   Unrealized appreciation on investments and translation of
     assets and liabilities in foreign currencies..........................     7,148,418              53,568
                                                                              -----------          ----------

     TOTAL NET ASSETS......................................................   $33,066,465          $2,391,425
                                                                              ===========          ==========

Net assets applicable to outstanding Class A shares........................   $31,778,567          $2,343,149
                                                                              ===========          ==========
Net assets applicable to outstanding Class B shares........................      $877,280             $23,373
                                                                                 ========             =======
Net assets applicable to outstanding Class C shares........................      $410,618             $24,903
                                                                                 ========             =======

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of capital stock outstanding: 385,252; 404,401;
     1,252,056 and 233,006, respectively (note 4)..........................        $25.38              $10.06
                                                                                   ======              ======
   Class B - Shares of capital stock outstanding: 3,879; 15,621;
     35,088 and 2,337, respectively (note 4)...............................        $25.00              $10.00
                                                                                   ======              ======
   Class C - Shares of capital stock outstanding: 6,909; N/A;
     16,409 and 2,515, respectively (note 4)...............................        $25.02               $9.90
                                                                                   ======               =====




THE VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)                                         SIX MONTHS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------

                                                                                VOYAGEUR            VOYAGEUR
                                                                               AGGRESSIVE          GROWTH AND
                                                                               GROWTH FUND         INCOME FUND
                                                                               -----------         -----------
Investment income:
   Dividends (net of foreign taxes withheld of $3,039
     for the International Equity Fund)....................................     $  6,923            $ 20,855
   Interest................................................................           --              30,426
                                                                                --------            --------
     Total investment income...............................................        6,923              51,281
                                                                                --------            --------

Expenses (note 2):
   Investment advisory and management fee..................................       26,230              16,586
   Dividend disbursing, administrative and accounting services fees........       16,796              12,520
   Distribution fee - Class A..............................................        6,321               5,389
   Distribution fee - Class B..............................................          168                 556
   Distribution fee - Class C..............................................          780                 N/A
   Printing, postage and supplies..........................................        3,113               2,906
   Legal fees..............................................................          325                 138
   Custodian fees..........................................................       11,557               7,386
   Compensation of directors...............................................          337                 275
   Audit and accounting fees...............................................        4,983               5,506
   Registration fees.......................................................       11,077              17,645
   Amortization of organizational costs....................................        2,493               3,191
   Other expenses..........................................................        1,560                 844
                                                                                --------            --------
     Total expenses........................................................       85,740              72,942
Less (note 2):
   Expenses waived or absorbed.............................................      (35,000)            (25,000)
   Earnings credits on uninvested cash.....................................       (4,125)             (7,386)
                                                                                --------            --------
     Total net expenses....................................................       46,615              40,556
                                                                                --------            --------
     Investment income (loss) - net........................................      (39,692)             10,725
                                                                                --------            --------

Realized and unrealized gain (loss) on investments and
  foreign currency - net:
     Net realized gain (loss) from:
       Investments ........................................................      989,739              63,099
       Foreign currency transactions.......................................          --                  --
     Net increase (decrease) in unrealized appreciation or depreciation of:
       Investments.........................................................     (442,642)            (12,862)
       Translation of other assets and liabilities in foreign currencies...           --                 --
                                                                                --------            --------

     Net gain (loss) on investments and foreign currency...................      547,097              50,237
                                                                                --------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............     $507,405            $ 60,962
                                                                                ========            ========

See accompanying notes to financial statements.



                       [WIDE TABLE CONTINUED FROM ABOVE]


THE VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)                                         SIX MONTHS ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------

                                                                                 VOYAGEUR            VOYAGEUR
                                                                                  GROWTH           INTERNATIONAL
                                                                                STOCK FUND          EQUITY FUND
                                                                                ----------          -----------

Investment income:
   Dividends (net of foreign taxes withheld of $3,039
     for the International Equity Fund)....................................     $  335,063          $   28,721
   Interest................................................................         44,030                  --
                                                                                ----------          ----------
     Total investment income...............................................        379,093              28,721
                                                                                ----------          ----------

Expenses (note 2):
   Investment advisory and management fee..................................        156,816              13,488
   Dividend disbursing, administrative and accounting services fees........         57,365              29,288
   Distribution fee - Class A..............................................         38,143               3,312
   Distribution fee - Class B..............................................          3,245                 117
   Distribution fee - Class C..............................................            980                 127
   Printing, postage and supplies..........................................         12,044               1,471
   Legal fees..............................................................          4,279                 126
   Custodian fees..........................................................          1,359              14,598
   Compensation of directors...............................................          1,726                 150
   Audit and accounting fees...............................................         12,047               9,004
   Registration fees.......................................................         18,350               8,161
   Amortization of organizational costs....................................             --               3,667
   Other expenses..........................................................          6,324                 292
                                                                                ----------          ----------
     Total expenses........................................................        312,678              83,801
Less (note 2):
   Expenses waived or absorbed.............................................            --              (50,000)
   Earnings credits on uninvested cash.....................................         (1,359)             (6,641)
                                                                                ----------          ----------
     Total net expenses....................................................        311,319              27,160
                                                                                ----------          ----------
     Investment income (loss) - net........................................         67,774               1,561
                                                                                ----------          ----------

Realized and unrealized gain (loss) on investments and
  foreign currency - net:
     Net realized gain (loss) from:
       Investments ........................................................      1,415,624              49,247
       Foreign currency transactions.......................................            --                 (359)
     Net increase (decrease) in unrealized appreciation or depreciation of:
       Investments.........................................................        690,909            (144,565)
       Translation of other assets and liabilities in foreign currencies...            --                  428
                                                                                ----------          ----------

     Net gain (loss) on investments and foreign currency...................      2,106,533             (95,249)
                                                                                ----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............     $2,174,307          $  (93,688)
                                                                                ==========          ===========




THE VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------

                                                                   VOYAGEUR AGGRESSIVE                 VOYAGEUR GROWTH AND
                                                                       GROWTH FUND                         INCOME FUND
                                                            --------------------------------    ----------------------------------
                                                               SIX MONTHS          YEAR           SIX MONTHS        PERIOD FROM
                                                                  ENDED            ENDED             ENDED       SEPTEMBER 7, 1995*
                                                             OCTOBER 31, 1996    APRIL 30,      OCTOBER 31, 1996    TO APRIL 30,
                                                               (UNAUDITED)          1996          (UNAUDITED)           1996
                                                              ------------      ------------      -----------       -----------
Operations:
   Investment income gain (loss) - net ....................   $   (39,692)      $   (35,170)      $    10,725       $     6,939
   Realized gain on investments - net .....................       989,739           217,654            63,099            78,430
   Net change in unrealized appreciation or depreciation
     of investments .......................................      (442,642)          716,738           (12,862)          302,372
                                                              -----------       -----------       -----------       -----------
   Net increase in net assets resulting from operations ...       507,405           899,222            60,962           387,741
                                                              -----------       -----------       -----------       -----------

Distributions to shareholders from:
   Investment income - net:
     Class A ..............................................          --                --                --              (6,699)
   Net realized gain on investments:
     Class A ..............................................          --            (116,580)             --                --
     Class C ..............................................          --              (4,669)              N/A               N/A
   Return of capital:
     Class A ..............................................          --             (24,621)             --                --
     Class C ..............................................          --                (987)              N/A               N/A
                                                              -----------       -----------       -----------       -----------
       Total distributions ................................          --            (146,857)             --              (6,699)
                                                              -----------       -----------       -----------       -----------

Capital share transactions (note 4):
  Proceeds from sale of shares (note 2):
     Class A ..............................................     1,153,797         1,916,283           657,866         3,798,090
     Class B ..............................................       111,096               310           180,984            10,581
     Class C ..............................................        41,189            14,350               N/A               N/A
   Net asset value of shares issued in reinvestment of
     net investment income, net realized gain and return of
       capital distributions:
         Class A ..........................................          --             138,626              --               6,288
         Class B ..........................................          --                --                --                --
         Class C ..........................................          --               5,488               N/A               N/A
   Payments for redemption of shares:
     Class A ..............................................      (436,741)         (631,277)          (73,548)         (222,445)
     Class B ..............................................       (53,972)              (26)          (14,986)             --
     Class C ..............................................      (111,402)          (28,787)              N/A               N/A
                                                              -----------       -----------       -----------       -----------
   Increase in net assets from capital share transactions .       703,967         1,414,967           750,316         3,592,514
                                                              -----------       -----------       -----------       -----------
     Total increase in net assets .........................     1,211,372         2,167,332           811,278         3,973,556
Net assets at beginning of period .........................     4,484,352         2,317,020         3,973,556              --
                                                              -----------       -----------       -----------       -----------
Net assets at end of period (including undistributed
   net investment income (loss) of $(35,469), $4,223,
   $15,219, and $4,494, respectively) .....................   $ 5,695,724       $ 4,484,352       $ 4,784,834       $ 3,973,556
                                                              ===========       ===========       ===========       ===========

----------------------------------
*  Commencement of operations

See accompanying notes to financial statements.



THE VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------


                                                                     VOYAGEUR GROWTH                VOYAGEUR INTERNATIONAL
                                                                        STOCK FUND                        EQUITY FUND
                                                             -------------------------------   ----------------------------------
                                                               SIX MONTHS          YEAR           SIX MONTHS        PERIOD FROM
                                                                  ENDED            ENDED             ENDED      SEPTEMBER 7, 1995*
                                                             OCTOBER 31, 1996     APRIL 30,    OCTOBER 31, 1996    TO APRIL 30,
                                                               (UNAUDITED)          1996          (UNAUDITED)          1996
                                                               ------------     ------------     ------------     ------------
Operations:
 Investment income gain - net .............................    $     67,774     $     92,678     $      1,561     $      1,463
   Net realized gain (loss) on investments and
     foreign currency transactions ........................       1,415,624        2,164,698           48,888           55,295
   Net change in unrealized appreciation or depreciation
     of investments and translation of other assets and
       liabilities and in foreign currencies ..............         690,909        3,458,567         (144,137)         196,834
                                                               ------------     ------------     ------------     ------------
   Net increase (decrease) in net assets resulting
     from operations ......................................       2,174,307        5,715,943          (93,688)         253,952
                                                               ------------     ------------     ------------     ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ..............................................              --         (119,377)              --           (3,259)
     Class B ..............................................              --           (2,294)              --               --
     Class C ..............................................              --             (385)              --               --
   Net realized gain on investments:
     Class A ..............................................              --       (1,184,833)              --               --
     Class B ..............................................              --          (10,519)              --               --
     Class C ..............................................              --           (1,656)              --               --
   Return of capital:
     Class A ..............................................              --               --               --           (1,587)
                                                               ------------     ------------     ------------     ------------
       Total distributions ................................              --       (1,319,064)              --           (4,846)
                                                               ------------     ------------     ------------     ------------
Capital share transactions (note 4):
   Proceeds from sale of shares (note 2):
     Class A ..............................................       2,944,417        5,051,319          281,563          770,109
     Class B ..............................................         393,880          456,058              500           22,812
     Class C ..............................................         419,916          100,512            4,291            6,646
   Net asset value of shares issued in reinvestment of
     net investment income, return of capital and net
       realized gain distributions:
         Class A ..........................................              --        1,227,276               --            4,437
         Class B ..........................................              --            9,400               --               --
         Class C ..........................................              --               65               --               --
   Payments for redemption of shares:
     Class A ..............................................      (2,242,197)      (5,356,509)        (638,957)        (236,210)
     Class B (note 2) .....................................         (14,684)         (21,866)              --              (10)
     Class C ..............................................        (123,689)             (23)          (7,764)              --
                                                               ------------     ------------     ------------     ------------
   Increase (decrease) in net assets from capital
     share transactions ...................................       1,377,643        1,466,232         (360,367)         567,784
                                                               ------------     ------------     ------------     ------------
       Total increase (decrease) in net assets ............       3,551,950        5,863,111         (454,055)         816,530
Net assets at beginning of period .........................      29,514,515       23,651,404        2,845,480        2,028,950
                                                               ------------     ------------     ------------     ------------
Net assets at end of period (including undistributed net
   investment income (loss) of $75,615, $7,841, $7,773, and
     $6,212, respectively) ................................    $ 33,066,465     $ 29,514,515     $  2,391,425     $  2,845,480
                                                               ============     ============     ============     ============

See accompanying notes to financial statements.



THE VOYAGEUR FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Voyageur Aggressive Growth Fund (Aggressive Growth Fund), Voyageur Growth and Income Fund (Growth and Income Fund), Voyageur Growth Stock Fund (Growth Stock Fund) and Voyageur International Equity Fund (International Equity Fund), series within Voyageur Mutual Funds III, Inc., are registered under the Investment Company Act of 1940 (as amended) as diversified open-end management investment companies. Aggressive Growth Fund seeks to provide shareholders with long-term capital appreciation by investing in equity securities of companies having the potential for high earnings growth. Growth and Income Fund's investment objective is growth of capital. Growth and Income Fund's secondary objective is current income. Growth and Income Fund seeks to achieve these objectives by investing in a diversified portfolio of securities including common stock, preferred stock, bonds, convertible securities, and warrants and rights to purchase common stock. Growth Stock Fund seeks to provide shareholders with long-term capital appreciation by investing in equity securities diversified among individual companies and industries. International Equity Fund seeks to provide shareholders with a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of equity securities of companies located in countries outside the United States and Canada.

   Aggressive Growth Fund, Growth and Income Fund, Growth Stock Fund and International Equity Fund (the Funds) each offer Class A, Class B and Class C Shares. As of October 31, 1996, there were no outstanding Class C shares in Growth and Income Fund. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature.

   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments and foreign currency transactions are allocated to each class of shares based upon its relative net assets. Pursuant to its articles of incorporation, Voyageur Mutual Funds III, Inc. has 10 trillion shares of authorized capital stock that may be issued.

   The significant accounting policies followed by the Funds are summarized as follows:

USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK

   Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments are volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Funds' investments and the income it generates, as well as the Funds' ability to repatriate such amounts.

INVESTMENTS IN SECURITIES

   Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.

   Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex- dividend date or upon receipt of ex-dividend notification in the case of foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN
CURRENCY CONTRACTS

   The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, and the related income and expenses are translated at the exchange rate on the transaction date. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions.

   The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   The International Equity Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the International Equity Fund and the resulting unrealized appreciation or depreciation would be determined using foreign currency exchange rates from an independent pricing service. The International Equity Fund would be subject to the credit risk that the other party would not complete the obligations of the contract.

FEDERAL TAXES

   The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Funds.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   For federal income tax purposes, the Aggressive Growth Fund and International Equity Fund had capital loss carryovers of $51,126, and $4,609, respectively, at April 30, 1996, that will expire in 2005, 2004 and 2003, if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

DISTRIBUTIONS TO SHAREHOLDERS

   Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

ORGANIZATIONAL COSTS

   Organizational costs of the Aggressive Growth Fund, Growth and Income Fund and International Equity Fund are being amortized over 60 months on a straight line basis.

(2) EXPENSES AND SALES CHARGES

   Each Fund has an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur). Under the investment advisory agreements, investment decisions for the Aggressive Growth Fund and Growth Stock Fund are made and executed by Voyageur which provides all the Funds with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Funds. The investment advisory agreements provide for the payment on a monthly basis of a fee equal to an annual rate of .75% of Growth and Income Fund's average daily net assets, and 1.00% of Aggressive Growth Fund's, Growth Stock Fund's and International Equity Fund's average daily net assets. Investment decisions for the Growth and Income Fund are made and executed by Segall Bryant and Hamill. Voyageur pays Segall Bryant and Hamill for their services a sub-advisory fee equal to .75% of average daily net assets. Investment decisions for the International Equity Fund are made and executed by Voyageur International Asset Managers, Ltd. Voyageur pays Voyageur International Asset Managers, Ltd. for their services a sub-advisory fee equal to .50% of average daily net assets. The Funds paid no direct fees to the sub-advisors.

   Each Fund will also pay a fee to Voyageur for acting as the Funds' transfer agent, dividend-disbursing and accounting services agent. The fee for Aggressive Growth Fund, Growth and Income Fund and Growth Stock Fund is equal to the sum of $1.25 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to
 .035%. The fee for International Equity is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $3,000 to $5,000 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. Each Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of transfer agency, dividend disbursing and accounting services.

   In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, each Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.

   Each Fund has a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans each Fund pays Fund Distributors a monthly distribution fee at an annual rate of .25% of each Fund's average daily net assets of the Class A Shares and 1.00% of each Fund's average daily net assets of the Class B and Class C Shares.

   The laws of certain states in which each Fund's shares may be offered for sale also require that each Fund be reimbursed to the extent such Fund's total expenses exceed certain percentages of average daily net assets. The most restrictive state limitation to which the funds are currently subject provides that total expenses (excluding certain distribution plan expenses) cannot exceed 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million, and 1.50% of the average daily net assets in excess of $100 million. Also Voyageur has voluntarily agreed to pay all expenses (excluding stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily Class A net assets and 2.50% of average daily Class B and Class C net assets for Aggressive Growth Fund, Growth and Income Fund, and Growth Stock Fund (1.65% of average daily Class A net assets and 2.40% of average daily Class B and Class C net assets for Growth Stock Fund prior to August 29, 1996) and 2.00% of average daily Class A net assets and 2.75% of average daily Class B and Class C net assets for International Equity Fund, on an annual basis. During the six months ended October 31, 1996, Voyageur absorbed $7,069 for Aggressive Growth Fund, $6,747 for Growth and Income Fund and $43,514 for International Equity Fund pursuant to the most restrictive state limitation and voluntarily absorbed $27,931 for Aggressive Growth Fund, $18,253 for Growth and Income Fund and $6,486 for International Equity Fund. The Funds earned credits on uninvested cash balances held at the custodian. The credits earned for the six months ended October 31, 1996 were $4,125 for Aggressive Growth Fund, $8,825 for Growth and Income Fund, $45,389 for Growth Stock Fund and $6,641 for International Equity Fund. Of these credits, $4,125, $7,386, $1,359 and $6,641, respectively, were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. The remaining $0, $1,439, $44,030 and $0, respectively, are included in interest income.

   Sales charges paid by Class A shareholders during the six months ended October 31, 1996 were $7,015, $2,440, $29,491 and $2,043 for Aggressive Growth
Fund, Growth and Income Fund, Growth Stock Fund and International Equity Fund, respectively. Of these amounts, Fund Distributors received $593, $358, $4,512, and $295, respectively. Contingent deferred sales charges paid by Class B shareholders during the six months ended October 31, 1996 were $414 for Growth Stock Fund.

(3)  INVESTMENT SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $5,613,390 and $5,053,837 for Aggressive Growth Fund, $3,488,454 and $2,118,895 for Growth and Income Fund, $5,460,289 and $4,684,447 for Growth Stock Fund and $950,357 and $1,132,583 for International Equity Fund during the six months ended October 31, 1996.

(4)  CAPITAL STOCK                  Transactions in shares during the periods
                                    shown were as follows:

                                                                        AGGRESSIVE GROWTH FUND
                                     ----------------------------------------------------------------------------------------------
                                               CLASS A                          CLASS B                           CLASS C
                                     --------------------------       ---------------------------       ---------------------------
                                     SIX MONTHS                       SIX MONTHS       PERIOD FROM       SIX MONTHS
                                        ENDED           YEAR             ENDED          APRIL 16,           ENDED           YEAR
                                     OCTOBER 31,        ENDED,         OCTOBER 31,      1996*  TO        OCTOBER 31,        ENDED
                                         1996         APRIL 30,           1996          APRIL 30,           1996          APRIL 30,
                                     (UNAUDITED)        1996          (UNAUDITED)         1996           (UNAUDITED)        1996
                                     ----------       --------         ----------       ----------       -----------      ---------
Shares sold .................          84,380          162,201            7,791               26            2,888            1,213
Shares issued for
   reinvested distributions .              --           11,759               --               --               --              471
Shares redeemed .............         (30,509)         (53,033)          (3,937)              (1)          (7,612)          (2,392)
                                     --------         --------         --------         --------         --------         --------
Increase (decrease) in
   shares outstanding .......          53,871          120,927            3,854               25           (4,724)            (708)
                                     ========         ========         ========         ========         ========         ========

------------------------------------
* Commencement of operations


                                                                GROWTH AND INCOME FUND
                                   ----------------------------------------------------------------------------
                                                  CLASS A                                CLASS B
                                   -------------------------------------  -------------------------------------
                                      SIX MONTHS          PERIOD FROM        SIX MONTHS          PERIOD FROM
                                         ENDED         SEPTEMBER 7, 1995*       ENDED         DECEMBER 28, 1995*
                                   OCTOBER 31, 1996      TO APRIL 30,      OCTOBER 31, 1996      TO APRIL 30,
                                      (UNAUDITED)            1996            (UNAUDITED)             1996
                                    ----------------   ------------------  -----------------  -----------------
Shares sold ..................          58,566             372,622              15,970                994
Shares reinvested ............            --                   587                  --                 --
Shares redeemed ..............          (6,690)            (20,684)             (1,343)                --
                                      --------            --------            --------           --------
Increase in shares outstanding          51,876             352,525              14,627                994
                                      ========            ========            ========           ========


                                                                         GROWTH STOCK  FUND
                                    -------------------------------------------------------------------------------------------
                                              CLASS A                        CLASS B                         CLASS C
                                    ---------------------------    ---------------------------    -----------------------------
                                    SIX MONTHS                     SIX MONTHS      PERIOD FROM     SIX MONTHS       PERIOD FROM
                                       ENDED           YEAR           ENDED        SEPTEMBER 8,       ENDED         OCTOBER 21,
                                    OCTOBER 31,        ENDED,      OCTOBER 31,      1995*  TO      OCTOBER 31,        1995* TO
                                       1996           APRIL 30,       1996           APRIL 30,        1996           APRIL 30,
                                    (UNAUDITED)         1996       (UNAUDITED)         1996        (UNAUDITED)          1996
                                     --------         --------      --------         --------       --------         ----------
Shares sold .................         119,937          227,245        16,287           19,924         17,151            4,441
Shares issued for
   reinvested distributions .              --           55,233            --              426             --                3
Shares redeemed .............         (91,861)        (246,555)         (604)            (945)        (5,185)              (1)
                                     --------         --------      --------         --------       --------         --------
Increase (decrease) in
   shares outstanding .......          28,076           35,923        15,683           19,405         11,966           (4,443)
                                     ========         ========      ========         ========       ========         ========


                                                                   INTERNATIONAL EQUITY FUND
                                    ---------------------------------------------------------------------------------------
                                             CLASS A                          CLASS B                       CLASS C
                                    ------------------------       ---------------------------    -------------------------
                                    SIX MONTHS                     SIX MONTHS      PERIOD FROM    SIX MONTHS
                                      ENDED            YEAR           ENDED         APRIL 16,        ENDED          YEAR
                                    OCTOBER 31,        ENDED       OCTOBER 31,     1996*  TO      OCTOBER 31,       ENDED
                                      1996           APRIL 30,         1996         APRIL 30,        1996          APRIL 30,
                                   (UNAUDITED)         1996        (UNAUDITED)        1996        (UNAUDITED)        1996
                                     -------         -------         -------        -------         -------         -------
Shares sold .................         27,803          78,718              50          2,288             430             691
Shares issued for
   reinvested distribution ..             --             448              --             --              --              --
Shares redeemed .............        (62,928)        (24,280)             --             (1)           (765)             --
                                     -------         -------         -------        -------         -------         -------
Increase (decrease) in shares
   outstanding ..............        (35,125)         54,886              50          2,287            (335)            691
                                     =======         =======         =======        =======         =======         =======

--------------------------------
*Commencement of operations

(5)  FINANCIAL HIGHLIGHTS
     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                        AGGRESSIVE GROWTH FUND
                                              ----------------------------------------------------------------------------
                                                            CLASS A                                  CLASS B
                                              -----------------------------------------  ---------------------------------
                                               SIX MONTHS        YEAR      PERIOD FROM      SIX MONTHS       PERIOD FROM
                                                  ENDED          ENDED    MAY 16, 1994*       ENDED        APRIL 16, 1996*
                                             OCTOBER 31, 1996  APRIL 30,  TO APRIL 30,   OCTOBER 31, 1996    TO APRIL 30,
                                               (UNAUDITED)     1996 (d)       1995          (UNAUDITED)          1996
                                             ----------------  --------   ------------   ----------------  ---------------
Net asset value:
   Beginning of period......................      $13.08         $10.40       $10.00          $13.06            $11.91
                                                  ------         ------       ------          ------            ------

Operations:
   Net investment income (loss).............       (.10)          (.10)        (.09)           (.12)             (.01)
   Net realized and unrealized
     gain on investments....................        1.41           3.27          .49            1.37              1.16
                                                  ------         ------       ------          ------            ------
       Total from operations................        1.31           3.17          .40            1.25              1.15
                                                  ------         ------       ------          ------            ------

Distributions to shareholders:
   From net realized gains..................         --           (.40)          --              --                --
   From return of capital...................         --           (.09)          --              --                --
                                                  ------         ------       ------          ------            ------
     Total distributions....................         --           (.49)          --              --                --
                                                  ------         ------       ------          ------            ------

Net asset value:
   End of period............................      $14.39         $13.08       $10.40          $14.31            $13.06
                                                  ======         ======       ======          ======            ======

Total investment return (c).................      10.02%         31.02%        4.00%           9.57%             9.66%

Net assets at end of
   period (000's omitted)...................      $5,543         $4,334       $2,189             $55                $0

Ratios:
   Expenses to average net assets (e).......    1.90%(a)          2.01%     1.74%(a)        2.50%(a)          1.86%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)......    1.75%(a)          1.74%         N/A         2.37%(a)          1.86%(a)
   Net investment loss to average net assets  (1.48)%(a)        (1.00)%   (1.21)%(a)      (2.15)%(a)        (1.39)%(a)
     Assuming no voluntary waivers and
       reimbursements and expense reductions,
         up to the most restrictive state
           limitation in effect:
              Expenses......................    2.97%(a)          2.74%     2.97%(a)        3.50%(a)          1.86%(a)
              Net investment income (loss)..  (2.55)%(a)        (1.73)%   (2.44)%(a)      (3.15)%(a)        (1.39)%(a)
Portfolio turnover rate (excluding
     short-term securities).................      100.5%         165.5%        88.3%          100.5%           165.5%
Average commission rate (g).................       $0.01           N/A          N/A            $0.01             N/A

Per share amounts are presented based upon average fund shares outstanding.
*  Commencement of operations

See accompanying notes to Financial Highlights.


                                                               AGGRESSIVE GROWTH FUND
                                                 ---------------------------------------------------
                                                                       CLASS C
                                                 ---------------------------------------------------
                                                    SIX MONTHS            YEAR          PERIOD FROM
                                                       ENDED              ENDED        MAY 20, 1994*
                                                 OCTOBER 30, 1996        APRIL 30,      TO APRIL 30,
                                                    (UNAUDITED)          1996 (d)           1995
                                                 ----------------        -------       -------------
Net asset value:
   Beginning of period ......................        $ 12.88             $ 10.33          $ 10.00
                                                     -------             -------          -------

Operations:
   Net investment income (loss) .............          (.20)               (.21)            (.16)
   Net realized and unrealized
     gain on investments ....................           1.45                3.25              .49
                                                     -------             -------          -------
       Total from operations ................           1.25                3.04              .33
                                                     -------             -------          -------

Distributions to shareholders:
   From net realized gains ..................             --               (.40)              --
   From return of capital ...................             --               (.09)              --
                                                     -------             -------          -------
     Total distributions ....................             --               (.49)              --
                                                     -------             -------          -------

Net asset value:
   End of period ............................        $ 14.13             $ 12.88          $ 10.33
                                                     =======             =======          =======

Total investment return (c) .................          9.70%              29.96%            3.30%

Net assets at end of
   period (000's omitted) ...................        $    98             $   150          $   128

Ratios:
   Expenses to average net assets (e) .......       2.65%(a)               2.77%         2.40%(a)
   Expenses to average net assets
     (net of expenses paid indirectly) ......       2.50%(a)               2.49%             N/A
   Net investment loss to average net assets      (2.25)%(a)             (1.73)%       (1.80)%(a)
     Assuming no voluntary waivers and
       reimbursements and expense reductions,
         up to the most restrictive state
           limitation in effect:
              Expenses ......................       3.50%(a)               3.50%         3.50%(a)
              Net investment income (loss) ..     (3.09)%(a)             (2.46)%       (2.90)%(a)
Portfolio turnover rate (excluding
     short-term securities) .................         100.5%              165.5%            88.3%
Average commission rate (g) .................        $  0.01                N/A              N/A

--------------------------------
Per share amounts are presented based upon average fund shares outstanding.
*  Commencement of operations

See accompanying notes to Financial Highlights.


                                                                   GROWTH AND INCOME FUND
                                          --------------------------------------------------------------------------
                                                        CLASS A                                CLASS B
                                          ------------------------------------  ------------------------------------
                                             SIX MONTHS        PERIOD FROM        SIX MONTHS         PERIOD FROM
                                                ENDED       SEPTEMBER 7, 1995*       ENDED        DECEMBER 28, 1995*
                                          OCTOBER 31, 1996     TO APRIL 30,     OCTOBER 31, 1996     TO APRIL 30
                                            (UNAUDITED)           1996            (UNAUDITED)            1996
                                          ----------------  ------------------  ----------------  ------------------
Net asset value:
   Beginning of period....................      $11.24           $10.00              $11.21             $10.64
                                                ------           ------              ------             ------

Operations:
   Net investment income (loss)...........         .02              .02                 .01              (.01)
   Net realized and unrealized gain on
     investments..........................         .13             1.24                 .10               .58
                                                ------           ------              ------            ------
       Total from operations..............         .15             1.26                 .11               .57
                                                ------           ------              ------            ------

Distributions to shareholders:
   From net investment income.............          --            (.02)                --                 --
                                                ------           ------             ------            ------

Net asset value:
   End of period..........................      $11.39           $11.24              $11.32            $11.21
                                                ======           ======              ======            ======

Total investment return (c)...............       1.33%           12.64%                .98%             5.36%

Net assets at end of
   period (000's omitted).................      $4,608           $3,962                $177               $11

Ratios:
   Expenses to average net assets (e).....    2.14%(a)         1.98%(a)            2.86%(a)          2.68%(a)
   Expenses to average net assets
     (net of expenses paid indirectly)....    1.75%(a)         1.75%(a)            2.50%(a)          2.45%(a)
   Net investment income (loss) to
     average net assets...................     .50%(a)          .36%(a)           (.22)%(a)         (.37)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense
            reductions, up to the most
               restrictive state limitation
                  in effect:
                  Expenses................    2.97%(a)         2.97%(a)            3.50%(a)          3.50%(a)
                  Net investment income
                     (loss)...............   (.33)%(a)        (.63)%(a)           (.86)%(a)        (1.19)%(a)
Portfolio turnover rate (excluding
   short-term securities).................       60.9%            56.1%               60.9%             56.1%
Average commission rate (g)...............       $0.05             N/A                $0.05              N/A

----------------------------------
Per share amounts are presented based upon average fund shares outstanding.
* Commencement of operations

See accompanying notes to Financial Highlights.


                                                                       GROWTH STOCK FUND
                                              ------------------------------------------------------------------
                                                                           CLASS A
                                              ------------------------------------------------------------------
                                              SIX MONTHS ENDED               YEAR ENDED APRIL 30,
                                              OCTOBER 31, 1996 -------------------------------------------------
                                                (UNAUDITED)     1996        1995       1994      1993    1992(b)
                                              ---------------- ------      ------     ------    ------   -------
Net asset value:
   Beginning of year...........................    $23.66      $19.91      $17.51     $17.81    $23.81    $19.36
                                                   ------      ------      ------     ------    ------    ------

Operations:
   Net investment income (loss)................       .05         .08         .15        .07       .05     (.18)
   Net realized and unrealized
     gain (loss) on investments................      1.67        4.82        2.77      (.16)       .22      4.81
                                                   ------      ------      ------     ------    ------    ------
       Total from operations...................      1.72        4.90        2.92      (.09)       .27      4.63
                                                   ------      ------      ------     ------    ------    ------

Distributions to shareholders:
   From net investment income..................        --       (.11)       (.13)     (.06)        --        --
   From net realized gains.....................        --      (1.04)       (.39)     (.15)     (6.27)     (.18)
                                                   ------      ------      ------    ------     ------    ------
     Total distributions.......................        --      (1.15)       (.52)     (.21)     (6.27)     (.18)
                                                   ------      ------      ------    ------     ------   ------

Net asset value:
   End of year.................................    $25.38      $23.66      $19.91    $17.51     $17.81   $23.81
                                                   ======      ======      ======    ======     ======   ======

Total investment return (c)....................     7.27%      25.00%      17.04%    (.52)%      1.51%   23.86%

Net assets at end of
   year (000's omitted)........................   $31,779     $28,956     $23,651   $28,518    $26,784  $19,351

Ratios:
   Expenses to average net assets (e)..........  1.97%(a)       1.78%       1.90%     1.90%      1.90%    2.25%
   Expenses to average net assets
     (net of expenses paid indirectly).........  1.68%(a)       1.72%        N/A       N/A        N/A     N/A
   Net investment income (loss) to average
      net assets...............................   .45%(a)        .36%        .75%      .40%       .26%   (.76)%
       Assuming no voluntary waivers,
         reimbursements and
           expense reductions:
              Expenses.........................  1.97%(a)       1.87%       1.99%     2.13%      2.70%    2.86%
              Net investment income (loss).....   .45%(a)        .27%        .66%      .17%      (.54)%  (1.37)%
Portfolio turnover rate
     (excluding short-term securities).........     16.0%       36.6%       21.8%     34.2%      16.5%   142.6%
Average commission rate (g)....................     $0.05        N/A         N/A       N/A        N/A      N/A

See accompanying notes to Financial Highlights.


                                                                               GROWTH STOCK FUND
                                                  ----------------------------------------------------------------------------
                                                                CLASS B                                 CLASS C
                                                  --------------------------------------  ------------------------------------
                                                     SIX MONTHS          PERIOD FROM        SIX MONTHS          PERIOD FROM
                                                        ENDED         SEPTEMBER 8, 1995*       ENDED         OCTOBER 21, 1995*
                                                  OCTOBER 31, 1996       TO APRIL 30,     OCTOBER 31, 1996      TO APRIL 30
                                                     (UNAUDITED)             1996           (UNAUDITED)            1996
                                                   ---------------    ------------------  ----------------   -----------------
Net asset value:
   Beginning of period ........................        $ 23.39             $ 21.64             $ 23.43            $ 22.61
                                                       -------             -------             -------            -------

Operations:
   Net investment income (loss) ...............          (.02)                 .06                 .02                .11
   Net realized and unrealized
     gain on investments ......................           1.63                2.96                1.57               2.00
                                                       -------             -------             -------            -------
       Total from operations ..................           1.61                3.02                1.59               2.11
                                                       -------             -------             -------            -------

Distributions to shareholders:
   From net investment income .................            --                (.23)               --                 (.25)
   From net realized gains ....................            --               (1.04)               --                (1.04)
                                                       -------             -------             -------            -------
     Total distributions ......................           --                (1.27)               --                (1.29)
                                                       -------             -------             -------            -------

Net asset value:
   End of period ..............................        $ 25.00             $ 23.39             $ 25.02            $ 23.43
                                                       =======             =======             =======            =======

Total investment return (c) ...................          6.88%              14.37%               6.79%              9.72%
Net assets at end of
   period (000's omitted) .....................        $   877             $   454             $   411            $   104

Ratios:
   Expenses to average net assets (e) .........       2.70%(a)            2.41%(a)            2.68%(a)           2.35%(a)
   Expenses to average net assets
     (net of expenses paid indirectly) ........       2.44%(a)            2.37%(a)            2.43%(a)           2.31%(a)
   Net investment income (loss) to average
      net assets .............................       (.35)%(a)           (.62)%(a)           (.31)%(a)          (.65)%(a)
       Assuming no voluntary waivers and
         reimbursements and expense reductions:
           Expenses ...........................       2.70%(a)            2.50%(a)            2.68%(a)           2.43%(a)
           Net investment income (loss) ......       (.35)%(a)           (.71)%(a)           (.31)%(a)          (.73)%(a)
Portfolio turnover rate
   (excluding short-term securities) ..........          16.0%               36.6%               16.0%              36.6%
Average commission rate (g) ...................        $  0.05                N/A              $  0.05               N/A

---------------------------------
* Commencement of operations

See accompanying notes to Financial Highlights.


                                                                INTERNATIONAL EQUITY FUND
                                           ---------------------------------------------------------------------
                                                          CLASS A                             CLASS B
                                           ----------------------------------------  ---------------------------
                                          SIX MONTHS                   SIX MONTHS                   PERIOD FROM
                                             ENDED         YEAR       PERIOD FROM       ENDED       JANUARY 16,
                                          OCTOBER 31,      ENDED     MAY 16, 1994*    OCTOBER 31,      1996*
                                            1996 (f)     APRIL 30,    TO APRIL 30,     1996 (f)     TO APRIL 30,
                                          (UNAUDITED)      1996           1995       (UNAUDITED)       1996
                                          -----------    ---------   -------------   ------------   ------------
Net asset value:
   Beginning of period .................     $10.41       $ 9.42         $10.00         $10.40        $ 9.97
                                             ------       ------         ------         ------        ------

Operations:
   Net investment income gain (loss) ...        .01          --           (.05)          (.13)           --
   Net realized and unrealized loss
     on investments and translation of
       assets and liabilities in
         foreign currencies ............      (.36)         1.01          (.53)          (.27)           .43
                                             ------       ------         ------         ------        ------
           Total from operations .......      (.35)         1.01          (.58)          (.40)           .43
                                             ------       ------         ------         ------        ------

Distributions to shareholders:
   From net investment income ..........       --          (.01)           --              --            --
   From return of capital ..............       --          (.01)           --              --            --
                                             ------       ------         ------         ------       ------
     Total distributions ...............       --          (.02)           --              --            --
                                             ------       ------         ------         ------       ------

Net asset value:
   End of period .......................     $10.06       $10.41         $ 9.42         $10.00       $10.40
                                             ======       ======         ======         ======       ======

Total investment return (c) ............    (3.36)%       10.74%        (5.80)%        (3.85)%        4.31%

Net assets at end of
   period (000's omitted) ..............     $2,343       $2,792         $2,009         $   23       $   24

Ratios:
   Expenses to average net assets (e) ..   2.49%(a)        2.40%       1.99%(a)       3.24%(a)     3.10%(a)
   Expenses to average net assets
     (net of expenses paid indirectly) .   2.00%(a)        2.00%           N/A        2.75%(a)     2.73%(a)
   Net investment income (loss) to
     average net assets ................    .13%(a)         .07%      (.55)%(a)      (.65)%(a)    (.84)%(a)
       Assuming no voluntary waivers and
         reimbursements, up to the most
           restrictive state limitation
              in effect:
                Expenses ...............   2.97%(a)        2.97%       2.97%(a)       3.50%(a)     3.50%(a)
                Net investment income
                  (loss) ...............  (.36)%(a)       (.50)%     (1.53)%(a)      (.91)%(a)   (1.24)%(a)
Portfolio turnover rate (excluding
   short-term securities) ..............      38.4%        66.8%          92.1%          38.4%        66.8%
Average commission rate (g) ............     $ 0.02         N/A            N/A          $ 0.02         N/A

Per share amounts are presented based upon average fund shares outstanding.
*  Commencement of operations

See accompanying notes to Financial Highlights.


                                                   INTERNATIONAL EQUITY FUND
                                         ----------------------------------------------
                                                           CLASS C
                                         ----------------------------------------------
                                             SIX MONTHS         YEAR      PERIOD FROM
                                                ENDED           ENDED     MAY 20, 1994*
                                         OCTOBER 31, 1996(f)  APRIL 30,   TO APRIL 30,
                                              (UNAUDITED)      1996          1995
                                         -------------------  ---------   ------------
Net asset value:
   Beginning of period .................        $10.29         $ 9.36        $ 9.99
                                                ------         ------        ------

Operations:
   Net investment income gain (loss) ...           .10          (.05)         (.11)
   Net realized and unrealized loss
     on investments and translation of
       assets and liabilities in
         foreign currencies ............         (.49)            .98         (.52)
                                                ------         ------        ------
           Total from operations .......         (.39)            .93         (.63)
                                                ------         ------        ------

Distributions to shareholders:
   From net investment income ..........           --             --            --
   From return of capital ..............           --             --            --
                                                ------         ------        ------
     Total distributions ...............           --             --            --
                                                ------         ------        ------

Net asset value:
   End of period .......................        $ 9.90         $10.29        $ 9.36
                                                ======         ======        ======

Total investment return (c) ............       (3.79)%          9.94%       (6.31)%

Net assets at end of
   period (000's omitted) ..............        $   25         $   29        $   20

Ratios:
   Expenses to average net assets (e) ..      3.27%(a)          3.15%      2.74%(a)
   Expenses to average net assets
     (net of expenses paid indirectly) .      2.75%(a)          2.75%          N/A
   Net investment income (loss) to
     average net assets ................     (.55)%(a)         (.69)%    (1.36)%(a)
       Assuming no voluntary waivers and
         reimbursements, up to the most
           restrictive state limitation
              in effect:
                Expenses ...............      3.50%(a)          3.50%      3.50%(a)
                Net investment income
                  (loss) ...............     (.78)%(a)        (1.04)%    (2.12)%(a)
Portfolio turnover rate (excluding
   short-term securities) ..............         38.4%          66.8%         92.1%
Average commission rate (g) ............        $ 0.02           N/A           N/A

------------------------------
Per share amounts are presented based upon average fund shares outstanding.
*  Commencement of operations

See accompanying notes to Financial Highlights.



Notes to Financial Highlights

(a)  Adjusted to an annual basis.

(b) Wilke/Thompson Capital Management was acting as the Growth Stock Fund's sub-investment adviser until January 1, 1992 when Voyageur became the sole investment adviser to the Fund.

(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(d) Effective May 1, 1995, Voyageur replaced George D. Bjurman & Associates as the investment adviser for Aggressive Growth Fund to become the sole investment adviser to the Fund.

(e) Beginning in the period ended April 30, 1996 the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Funds. Prior period expense ratios have not been adjusted.

(f) Effective August 15, 1996, Voyageur International Asset Managers, Ltd. replaced Murray Johnstone International, Ltd. as the investment sub-adviser for International Equity Fund.

(g) Begining in the period ended October 31, 1996, the average commission rate paid per share for security transactions is a required disclosure. Prior period average commission rates have not been disclosed.



VOYAGEUR AGGRESSIVE GROWTH FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                           OCTOBER 31, 1996
--------------------------------------------------------------------------------
                                                                        MARKET
           ISSUER                                NUMBER OF SHARES       VALUE(a)
--------------------------------------------------------------------------------

(Percentages of each investment category relate to total net assets)

COMMON STOCKS (95.2%):
CAPITAL GOODS TECHNOLOGY (2.1%):
--------------------------------------------------------------------------------

     Smart Modular Technology                         6,000(c)       $  121,500
                                                                     ----------

COMMERCIAL SERVICES (18.7%):
--------------------------------------------------------------------------------

     American Management Systems                      2,500(c)           79,062
     Ciber, Incorporated                              2,700(c)           95,850
     Claremont Technology                             3,300(c)          100,650
     Computer Horizons                                4,900(c)          151,900
     Electronic Data Systems                          3,700             166,500
     Famous Daves                                    10,000(c)          105,000
     Gartner Group, Incorporated                      3,000(c)           92,250
     Keane                                            2,500(c)          115,938
     Reynolds & Reynolds Company                      2,200              58,025
     Viasoft Incorporated                             2,000(c)           98,500
                                                                     ----------
                                                                      1,063,675
                                                                     ----------

CONSUMER NON-DURABLE (3.3%):
--------------------------------------------------------------------------------

     Gillette Company                                   800              59,800
     Proctor & Gamble                                 1,300             128,700
                                                                     ----------
                                                                        188,500
                                                                     ----------

ENERGY ( 2.0%):
--------------------------------------------------------------------------------

     Belco Oil & Gas                                  4,500(c)          111,938
                                                                     ----------

FINANCIAL (6.6%):
--------------------------------------------------------------------------------

     Associates First Capital                         3,000             130,125
     Federal National Mortgage Association            2,000              78,250
     Green Tree Financial                             3,000             118,875
     Wells Fargo & Company                              175              46,747
                                                                     ----------
                                                                        373,997
                                                                     ----------

HEALTHCARE (3.3%):
--------------------------------------------------------------------------------

     Boston Scientifiic Corporation                   2,000(c)          108,750
     HCIA, Incorporated                               3,000(c)           83,250
                                                                     ----------
                                                                        192,000
                                                                     ----------

TECHNOLOGY (59.2%):
--------------------------------------------------------------------------------

     Altera Corporation                               2,000(c)          124,000
     Anadigics, Incorporated                          2,000(c)           63,000
     Applix, Incorporated                             3,000(c)           72,750
     Ascend Communications, Incorporated              3,900(c)          254,960
     Aspect                                           4,000(c)           99,500
     Baan Company                                     2,000(c)           74,000
     Business Objects                                 5,400(c)           80,325
     C-Cube Microsystems, Incorporated                2,300(c)           89,125
     Cascade Communications                           1,500(c)          108,938
     CISCO Systems, Incorporated                      3,000(c)          185,625
     Computer Associates International                2,250             133,032
     Data Dimensions                                  4,000(c)          124,000
     Fore Systems                                     4,700(c)          186,825
     Harmonic Lightwave                               6,000(c)          101,250
     Intel Corporation                                1,400             153,825
     LSI Logic Corporation                            4,000(c)          106,000
     Micron Technology                                4,000             101,500
     Newbridge Networks                               4,400(c)          139,150
     Objective Systems Integrators                    4,000(c)           86,000
     Premisys Communications, Incorporated            2,800(c)          140,000
     Project Software & Development                   4,000(c)          136,000
     Security Dynamics                                1,000(c)           81,250
     Shiva Corporation                                2,400(c)           98,400
     TCSI Corporation                                 7,000(c)           55,125
     US Robotics Corporation                          4,000             251,500
     Videoserver Incorporated                         2,600(c)          123,175
     Vitesse Semiconductor                            4,300(c)          137,063
     Xilinx Incorporated                              4,300(c)           65,500
                                                                     ----------
                                                                      3,371,818
                                                                     ----------

         TOTAL INVESTMENTS IN SECURITIES (cost:  $4,885,178)(b)      $5,423,428
                                                                     ==========

See accompanying notes to investments in securities.



VOYAGEUR GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES (UNAUDITED) (CONTINUED)                                             OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
           ISSUER                                                               NUMBER OF SHARES      VALUE(a)
--------------------------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

COMMON STOCKS (83.1%):
BASIC MATERIALS (3.1%):
--------------------------------------------------------------------------------------------------------------
     Dole Food Company                                                               3,800          $  148,200
                                                                                                    ----------
CAPITAL GOODS (20.5%):
--------------------------------------------------------------------------------------------------------------
     Corning Incorporated                                                            3,000             116,250
     First Data Corporation                                                          1,800             143,550
     General Electric                                                                1,500             145,125
     Illinois Tool Works                                                             2,000             140,500
     Littelfuse Incorporated                                                         3,200(c)          132,000
     Oea Incorporated                                                                4,000             151,000
     Raychem Corporation                                                             1,950             152,344
                                                                                                    ----------
                                                                                                       980,769
                                                                                                    ----------
COMMERCIAL SERVICES (2.7%):
--------------------------------------------------------------------------------------------------------------
     Interpublic Group Company                                                       2,700             130,950
                                                                                                    ----------
CONSUMER CYCLICAL (6.0%):
--------------------------------------------------------------------------------------------------------------
     Duracell International Incorporated                                             2,100             140,175
     Mattel Incorporated                                                             5,100             147,263
                                                                                                    ----------
                                                                                                       287,438
                                                                                                    ----------
CONSUMER GROWTH ( 2.9%):
--------------------------------------------------------------------------------------------------------------
     Nellcor Incorporated                                                            7,000(c)          136,500
                                                                                                    ----------
ENERGY (5.3%):
--------------------------------------------------------------------------------------------------------------
     Camco International Incorporated                                                3,600             139,500
     Enron Corporation                                                               2,500             116,250
                                                                                                    ----------
                                                                                                       255,750
                                                                                                    ----------
FINANCIAL (17.4%):
--------------------------------------------------------------------------------------------------------------
     AON Corporation                                                                 2,600             150,150
     Banco Latinoamericano de Export                                                 2,600             135,850
     Norwest Corporation                                                             3,500             153,562
     Protective Life Corporation                                                     3,800             131,100
     Republic New York                                                               2,000             152,500
     Security Cap Industries Trust                                                   5,916             107,227
                                                                                                    ----------
                                                                                                       830,389
                                                                                                    ----------
HEALTHCARE (7.9%):
--------------------------------------------------------------------------------------------------------------
     Abbott Labs                                                                     2,800             141,750
     Columbia/HCA Healthcare                                                         4,050             144,788
     Pharmacia & Upjohn Incorporated                                                 2,600              93,600
                                                                                                    ----------
                                                                                                       380,138
                                                                                                    ----------
TECHNOLOGY (16.0%):
--------------------------------------------------------------------------------------------------------------
     Amphenol Corporation                                                            7,000             139,125
     Danka Business Systems - ADR                                                    4,550             180,294
     Electronic Data Systems (GME)                                                   2,400             108,000
     Intel Corporation                                                               1,300             142,838
     Microsoft Corporation                                                             500(c)           68,625
     National Service Industry                                                       3,700             127,650
                                                                                                    ----------
                                                                                                       766,532
                                                                                                    ----------
UTILITY (1.3%):
--------------------------------------------------------------------------------------------------------------
     Portland General Corporation                                                    1,400              61,250
                                                                                                    ----------


     TOTAL INVESTMENTS IN COMMON STOCK (cost: $3,691,213)                                            3,977,916
                                                                                                    ----------
CONVERTIBLE PREFERRED STOCKS ( 0.3%):
CONSUMER NON-DURABLE ( 0.3%):
--------------------------------------------------------------------------------------------------------------
     Corning Dell LP $3.00                                                             250              14,000
                                                                                                    ----------

     TOTAL INVESTMENTS IN CONVERTIBLE PREFERRED STOCKS (cost: $12,956)                                  14,000
                                                                                                    ----------
CONVERTIBLE CORPORATE BONDS (2.3%):
FINANCIAL (2.3%):
--------------------------------------------------------------------------------------------------------------
     Mitsubishi Bank International Finance, 3.00% due 11/30/02                     100,000             108,625
                                                                                                    ----------

     TOTAL INVESTMENTS IN CONVERTIBLE CORPORATE BONDS (cost: $108,500)                                 108,625
                                                                                                    ----------

NONCONVERTIBLE CORPORATE BONDS (2.5%):
FINANCIAL (2.5%):
--------------------------------------------------------------------------------------------------------------
     Rockefeller Center, 12.3% due 12/31/00 (e)                                    200,000             119,500
                                                                                                    ----------
     TOTAL INVESTMENTS IN NONCONVERTIBLE CORPORATE BONDS (cost: $123,167)                              119,500
                                                                                                    ----------
U.S. AGENCY OBLIGATIONS (6.4%):
--------------------------------------------------------------------------------------------------------------
     Federal Home Loan Bank Inverse Floater Structured Note,
         9.07% due 11/18/97 (d)                                                    300,000             306,000
                                                                                                    ----------
     TOTAL INVESTMENTS IN U.S. AGENCY OBLIGATIONS (cost: $302,740)                                     306,000
                                                                                                    ----------
U.S. TREASURY OBLIGATIONS (2.1%):
--------------------------------------------------------------------------------------------------------------
     U.S. Treasury Note 6.875% due 08/15/25                                        100,000             102,233
                                                                                                    ----------
     TOTAL INVESTMENTS IN U.S. TREASURY OBLIGATIONS (cost: $100,188)                                   102,233
                                                                                                    ----------
     TOTAL INVESTMENTS IN SECURITIES (cost: $4,338,764)(b)                                          $4,628,274
                                                                                                    ==========
  See accompanying notes to investments in securities


VOYAGEUR GROWTH STOCK FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                      OCTOBER 31, 1996
---------------------------------------------------------------------------
                                                                    MARKET
           ISSUER                             NUMBER OF SHARES     VALUE(a)
---------------------------------------------------------------------------
COMMON STOCKS (95.6%):
BASIC INDUSTRIES (14.7%):
---------------------------------------------------------------------------
     Archer Daniels Midland Company               62,000         $1,348,500
     Bemis                                        32,000          1,120,000
     Great Lakes Chemical Corporation             22,000          1,146,750
     Sigma-Aldrich                                21,000          1,233,750
                                                                 ----------
                                                                  4,849,000
                                                                 ----------

CAPITAL GOODS - INDUSTRIAL (10.2%):
---------------------------------------------------------------------------
     Gannett Company                              15,000          1,138,125
     Grainger (W.W.)                              15,000          1,111,875
     Pitney - Bowes                               20,000          1,117,500
                                                                 ----------
                                                                  3,367,500
                                                                 ----------

COMSUMER CYCLICAL (16.4%):
---------------------------------------------------------------------------
     Bandag, Incorporated                         24,000          1,140,000
     Circuit City Stores                          31,000          1,015,250
     Dillard Department Stores                    36,000          1,143,000
     Genuine Parts                                26,000          1,137,500
     Walmart Stores                               37,000            985,125
                                                                 ----------
                                                                  5,420,875
                                                                 ----------

CONSUMER NONDURABLE ( 23.5%):
---------------------------------------------------------------------------
     Albertson's Incorporated                     31,000          1,065,625
     Anheuser Busch                               26,000          1,001,000
     Conagra Incorporated                         25,000          1,246,875
     Philip Morris                                12,000          1,111,500
     Sara Lee                                     34,000          1,207,000
     Sysco Corporation                            31,000          1,054,000
     UST, Incorporated                            37,000          1,068,375
                                                                 ----------
                                                                  7,754,375
                                                                 ----------

ENERGY (7.4%)
---------------------------------------------------------------------------
     Royal Dutch Petroleum                         7,000          1,157,625
     Shell Transport & Trading                    13,000          1,274,000
                                                                 ----------
                                                                  2,431,625
                                                                 ----------

FINANCIAL SERVICES (6.9%):
---------------------------------------------------------------------------
     Southtrust Corporation                       35,000          1,159,375
     Suntrust Banks                               24,000          1,119,000
                                                                 ----------
                                                                  2,278,375
                                                                 ----------

HEALTHCARE (10.1%):
---------------------------------------------------------------------------
     Abbott Labs                                  23,000          1,164,375
     Merck & Company                              14,000          1,037,750
     Schering Plough Corporation                  18,000          1,152,000
                                                                 ----------
                                                                  3,354,125
                                                                 ----------

TECHNOLOGY (6.4%):
---------------------------------------------------------------------------
     Electronic Data Systems                      26,000          1,170,000
     Hewlett Packard                              22,000            970,750
                                                                 ----------
                                                                  2,140,750


      TOTAL INVESTMENTS IN SECURITIES (cost:  $24,448,207)(b)   $31,596,625
                                                                ===========

See accompanying notes to investments in securities.



VOYAGEUR INTERNATIONAL EQUITY FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                                                       OCTOBER 31, 1996
------------------------------------------------------------------------------------------------------------
                                                                                                     MARKET
           ISSUER                                                               NUMBER OF SHARES    VALUE(a)
------------------------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

COMMON STOCKS (95.6%):
ARGENTINA (1.2%):
------------------------------------------------------------------------------------------------------------
           VPF Sociedad Anonima (energy)                                              1,300         $ 29,575
                                                                                                    --------
AUSTRALIA (4.2%):
------------------------------------------------------------------------------------------------------------
           News Corporation (publishing)                                              8,000           45,552
           Pioneer International Limited (building materials)                        20,800           55,423
                                                                                                    --------
                                                                                                     100,975
                                                                                                    --------
BRAZIL (1.1%):
------------------------------------------------------------------------------------------------------------
           Telebras (telecommunications)                                                340           25,330
                                                                                                    --------
FRANCE (6.1%):
------------------------------------------------------------------------------------------------------------
           Assurances Gen De France (insurance)                                         920           27,159
           CIE Parisienne De Reescompte (financial services)                            421           33,461
           Legris Industries S.A. (machinery)                                           570           22,194
           Lyonnaise Des Eaux (environmental control) (water distribution)              297           26,280
           Michelin Tires (wholesale & international trade)                             779           37,591
                                                                                                    --------
                                                                                                     146,685
                                                                                                    --------
GERMANY ( 5.1%):
------------------------------------------------------------------------------------------------------------
           Allianz AG Holdings (insurance)                                               11           19,794
           Bayerishe Moteren Werke - BMW (automobiles)                                   90           52,756
           Mannesmann AG (diversified machine)                                          125           48,738
                                                                                                    --------
                                                                                                     121,288
                                                                                                    --------
HONG KONG ( 8.0%):
------------------------------------------------------------------------------------------------------------
           Amoy Properties (property)                                                60,000           74,105
           Cheung Kong (real estate)                                                  7,000           56,128
           Swire Pacific A (conglomerate)                                             7,000           61,786
                                                                                                    --------
                                                                                                     192,019
                                                                                                    --------
IRELAND (2.1%):
------------------------------------------------------------------------------------------------------------
           Allied Irish Bank (banking)                                                7,900           50,107
                                                                                                    --------
ITALY (1.5%):
------------------------------------------------------------------------------------------------------------
           Istituto Mobiliare Italiano (financial services)                           4,600           36,418
                                                                                                    --------

JAPAN (25.9%):
------------------------------------------------------------------------------------------------------------
           Banyu Pharmaceutical Company Limited (pharmaceuticals)                     4,000           50,994
           Canon Incorporated (electrical machinery)                                  3,000           57,500
           Itochu Corporation (wholesale and international trade)                     7,000           42,281
           JGC Corporation (construction)                                             3,000           31,651
           Matsushita Communications (electronics)                                    2,000           52,928
           Mitsubishi Materials Corporation (diversified metals)                      8,000           35,590
           Nippon Sanso Corporation (chemicals)                                       6,000           25,585
           Nippon Steel (steel)                                                      14,000           40,865
           Nissan Motor Company Limited (automobiles)                                 5,000           37,849
           NKK Corporation (steel)                                                   15,000 (c)       37,718
           Nomura Securities Company Limited (securities houses)                      2,000           33,058
           Omron Corporation (electronics)                                            2,000           35,695
           Orix (financial services)                                                    800           29,822
           Sanwa Bank (banking)                                                       2,000           34,113
           Shiseido Company Limited (pharmaceuticals)                                 3,000           35,080
           Sumitomo Electric (energy)                                                 3,000           39,564
                                                                                                    --------
                                                                                                     620,293
                                                                                                    --------
MALAYSIA (2.2%):
------------------------------------------------------------------------------------------------------------
           Genting Berhad (hotel & leisure)                                           3,000           22,441
           Malayan Banking Berhad (banking)                                           3,000           29,684
                                                                                                    --------
                                                                                                      52,125
                                                                                                    --------
MEXICO (5.8%):
------------------------------------------------------------------------------------------------------------
           CIFRA SA (retail)                                                         30,000 (c)       38,262
           Grupo Industrial Durango ADR (oil-international integrated)vvvv            2,400 (c)       26,100
           ICA Empresas ADR (construction)                                            1,800 (c)       23,400
           Telefonos De Mexico ADR (utilities)                                          800           24,400
           Transportadora De Gas Del Sur (energy)                                     2,300           26,738
                                                                                                    --------
                                                                                                     138,900
                                                                                                    --------
NETHERLANDS (6.9%):
------------------------------------------------------------------------------------------------------------
           Elsevier (publishing)                                                      2,220           36,915
           Grand Hotel Krasnapolsky (real estate)                                       184           29,620
           Ing Groep N.V. (banking)                                                   1,500           46,789
           VNU Verigd Bezit (publishing)                                              2,800           50,852
                                                                                                    --------
                                                                                                     164,176
                                                                                                    --------
NEW ZEALAND (2.5%):
------------------------------------------------------------------------------------------------------------
           Carter Holt Harvey Limited (paper)                                        15,000           33,741
           Lion Nathan Limited (wines & spirits)                                     10,000           25,818
                                                                                                    --------
                                                                                                      59,559
                                                                                                    --------
SINGAPORE (3.6%):
------------------------------------------------------------------------------------------------------------
           Keppel Corporation (construction)                                          7,000           52,165
           Singapore Land Limited (real estate)                                       6,000           33,215
                                                                                                    --------
                                                                                                      85,380
                                                                                                    --------
SWITZERLAND (3.7%):
------------------------------------------------------------------------------------------------------------
           Abb Sa SF2100 (machinery)                                                     30           37,228
           Ciba-Geigy (pharmaceuticals)                                                  21           25,976
           Sandoz AG (pharmaceuticals)                                                   22           25,535
                                                                                                    --------
                                                                                                      88,739
                                                                                                    --------
UNITED KINGDOM (15.7%):
------------------------------------------------------------------------------------------------------------
           Abbey National PLC (banking)                                               2,000           20,811
           BOC Group PLC (chemicals)                                                  2,000           28,220
           British Petroleum Company PLC (energy)                                     3,000           32,291
           BTR PLC (diversified industrial)                                           3,700           15,515
           Cable & Wireless PLC (telecommunications)                                  2,200           17,518
           Carlton Communications (broadcasting)                                      3,600           28,842
           Commercial Union ORD (insurance)                                           1,500           15,840
           Glaxo Wellcome PLC (pharmaceticals)                                        1,400           21,977
           Grand Metropolitan (wines & spirits)                                       3,000           22,643
           Kingfisher ORD (retail)                                                    2,500           26,604
           Lloyds TSB Group PLC (banking)                                             4,056           25,759
           Manganese Bronze Holdings PLC (automobiles)                                4,800           30,366
           Rank Organization (leisure)                                                2,800           18,626
           Rolls-Royce (aerospace)                                                    4,600           19,026
           Unilever PLC (food processing)                                             1,000           21,023
           Wolseley ORD (building materials)                                          3,800           29,516
                                                                                                    --------
                                                                                                     374,577
                                                                                                    --------


              TOTAL INVESTMENTS IN SECURITIES (cost:  $2,232,821)(b)                       $2,286,146
                                                                                           ==========

See accompanying notes to investments in securities.


VOYAGEUR AGGRESSIVE GROWTH FUND
VOYAGEUR GROWTH AND INCOME FUND
VOYAGEUR GROWTH STOCK FUND
VOYAGEUR INTERNATIONAL EQUITY FUND

NOTES TO INVESTMENTS IN SECURITIES (UNAUDITED)
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) Also represents the cost of securities for federal income tax purposes for Growth Stock Fund and International Equity Fund. The cost of securities for federal income tax purposes for Aggressive Growth Fund and Growth and Income Fund are $4,894,178 and $4,346,166, respectively. The aggregate gross unrealized appreciation and depreciation on investments based on these costs are:

                                          Gross             Gross             Net
                                       Unrealized        Unrealized       Unrealized
                                      Appreciation     (Depreciation)    Appreciation
                                      ------------     --------------    ------------
         Aggressive Growth Fund           $872,477       $(343,227)          $529,250
         Growth and Income Fund            421,484        (139,376)           282,108
         Growth Stock Fund               7,694,141        (545,723)         7,148,418
         International Equity Fund         193,621        (140,296)            53,325

(c)  Presently non-income producing security.

(d) Inverse floater, represents a security that pays interest at rates that increase (decrease) with a decline (increase) in a specified index, DM LIBOR-Deutschemark London InterBank Offered Rate. Interest rate disclosed is the rate in effect on October 31, 1996.

(e) Zero coupon security. Interest rate disclosed is the effective yield as of the date of acquisition.



THE VOYAGEUR FUNDS
SPECIAL MEETING RESULTS
--------------------------------------------------------------------------------

A special meeting of Shareholders of Voyageur International Equity Fund (the "Fund") was held on August 15, 1996. The following matter was voted upon at the meeting, as well as the number of votes cast for or against and the number of abstentions with respect to such matter, are set forth below.


1. Approval of a Sub-Advisory Agreement by and between Voyageur Fund Managers, Inc. and Voyageur International Asset Managers, Ltd. and pursuant to which Voyageur International Asset Managers Ltd. would manage the assets of the Fund.


               Shares Voted         Shares Voted
                   "For"              "Against"           Abstentions
               ------------         ------------          -----------
                  204,311                 0                 77,536




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